Supplement Dated September 23, 2014
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Ensemble II
Ensemble III

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

The “DWS Funds” is now known as the “Deutsche Funds” and the below-listed DWS funds have been renamed as follows:

Current Fund Name	New Fund Name
DWS Investments VIT Funds DWS Small Cap Index VIP	Deutsche Investments VIT Funds Deutsche Small Cap Index VIP